Subsequent events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [Abstract]
Subsequent events [Text Block]

28. Subsequent events

Acquisition of an additional 1% NSR royalty on Namdini

On January 29, 2026, the Company announced the acquisition of an additional 1.0% NSR royalty covering the producing Namdini Gold Mine ("Namdini") in Ghana, with an effective date of October 1, 2025. OR Royalties has closed the transaction with Savannah Mining Limited ("Savannah"), acquiring Savannah's remaining 50% interest in the 2.0% NSR royalty for total cash consideration of up to $103.5 million.

Acquisition of a portfolio of royalties and deferred payment obligations from Gold Fields Limited

On February 18, 2026, the Company announced that it has entered into a definitive agreement with Gold Fields Limited ("Gold Fields") to acquire a portfolio of precious metals assets consisting of eight royalties (the "Portfolio") for a total cash consideration of $115.0 million, anchored by a 1.5% NSR royalty on Compañía de Minas Buenaventura SAA's producing San Gabriel gold and silver mine located in the Province of General Sánchez Cerro, Region of Moquegua, Peru.

In addition to the Portfolio, the Company has agreed to pay Gold Fields $52.0 million in exchange for deferred payment obligations totalling $60.0 million payable by Galiano Gold Inc. ($30.0 million on or before December 31, 2026 and $30.0 million upon production of an aggregate of 100,000 ounces of gold from Asanko Gold Mine's Nkran deposit).

Dividend

On February 18, 2026, the Board of Directors declared a quarterly dividend of $0.055 per common share payable on April 15, 2026 to shareholders of record as of the close of business on March 31, 2026.